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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 25, 2000

                             BEAZER HOMES USA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   001-12822                 54-2086934
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

                   5775 Peachtree Dunwoody Road, Suite B-200
                              Atlanta Georgia 30342
                              (Address of Principal
                               Executive Offices)

                                 (404) 250-3420
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On January 25, 2000, Beazer Homes USA, Inc. issued the press release attached as an exhibit hereto and made a part hereof.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     99.  Press release issued January 25, 2000.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEAZER HOMES USA, INC.

Date: January 31, 2000                   By:  /S/ DAVID S. WEISS
                                              ----------------------------------
                                                  David S. Weiss
                                                  Executive Vice President
                                                  and Chief Financial Officer